Netting Arrangements for Certain Financial Instruments and Securities Financing Activities - Information on Company's Accounting Netting Adjustments and Items Not Offset in Consolidated Balance Sheet Assets But Available for Offset in Event of Default (Parenthetical) (Detail) - USD ($)
$ in Millions
	Dec. 31, 2017	Dec. 31, 2016
Offsetting [Abstract]
Cash collateral netted against derivative assets	$ 50	$ 210
Derivative assets not subject to netting arrangements	$ 723	$ 848